White & Case LLP 5 Old Broad Street London EC2N 1DW EMEA 161875036 Dated ________ June 2026 ZAR 4,000,000,000 Revolving Facility Agreement Harmony Gold Mining Company Limited as Parent and Nedbank Limited, acting through its Nedbank Corporate and Investment Banking division as Agent and Sustainability Agent Execution Version 19 Table of Contents Page EMEA 161875036 (i) 1. Definitions and Interpretation .................................................................................................... 2 2. ZAR Revolving Facility ............................................................................................................. 5 3. Conditions of Utilisation ............................................................................................................ 5 4. Utilisation ................................................................................................................................... 6 5. Repayment ................................................................................................................................. 7 6. Prepayment .............................................................................................................................. 11 7. Interest ..................................................................................................................................... 11 8. Interest Periods ........................................................................................................................ 12 9. Changes to the Calculation of Interest ..................................................................................... 13 10. Fees .......................................................................................................................................... 14 11. Changes to Compounded Reference Rate ................................................................................ 15 12. Governing Law ........................................................................................................................ 18 13. Jurisdiction of English Courts .................................................................................................. 18 Schedule 1 Original ZAR Revolving Facility Lenders .............................................................. 19 Schedule 2 Form of Utilisation Request ..................................................................................... 20 Schedule 3 Timetables .................................................................................................................. 21 Schedule 4 Reference Rate Terms ............................................................................................... 22 Schedule 5 Daily Non-Cumulative Compounded RFR Rate .................................................... 25 Schedule 6 Cumulative Compounded RFR Rate....................................................................... 27 Schedule 7 Form of Extension Documents ................................................................................. 28 Part 1 Form of Extension Request ......................................................................................... 28 Part 2 Form of Extension Acceptance Notice ....................................................................... 29 EMEA 161875036 This Agreement is dated ________ June 2026 and made: Between: (1) Harmony Gold Mining Company Limited, a public company incorporated in accordance with the laws of South Africa under registration number 1950/038232/06, as parent (the “Parent”); (2) The Financial Institutions listed in Schedule 1 (Original ZAR Revolving Facility Lenders) as original lenders (the “Original ZAR Revolving Facility Lenders”); (3) Nedbank Limited, acting through its Nedbank Corporate and Investment Banking division as sustainability agent of the other Finance Parties (the “Sustainability Agent”); and (4) Nedbank Limited, acting through its Nedbank Corporate and Investment Banking division as agent of the other Finance Parties (the “Agent”). It is agreed: 1. Definitions and Interpretation 1.1 Definitions In this Agreement: “Additional Business Day” means any day specified as such in the Reference Rate Terms. “Availability Period” has the meaning given to that term in the Common Terms Agreement. “Break Costs” means any amount specified as such in the Reference Rate Terms. “Business Day” has the meaning given to that term in the Common Terms Agreement. “Central Bank Rate” has the meaning given to that term in the Reference Rate Terms. “Central Bank Rate Adjustment” has the meaning given to that term in the Reference Rate Terms. “Central Bank Rate Spread” has the meaning given to that term in the Reference Rate Terms. “Common Terms Agreement” means the common terms agreement originally dated on or about the Signature Date (as amended or amended and restated from time to time) between, amongst others, the Parent and the Agent. “Compounded Reference Rate” means, in relation to any RFR Banking Day during the Interest Period of a ZAR Revolving Facility Loan, the percentage rate per annum which is the Daily Non-Cumulative Compounded RFR Rate for that RFR Banking Day. “Compounding Methodology Supplement” means, in relation to the Daily Non-Cumulative Compounded RFR Rate or the Cumulative Compounded RFR Rate, a document which: (a) is agreed in writing by the Parent, the Agent (in its own capacity) and the Agent (acting on the instructions of the Majority ZAR Revolving Facility Lenders); (b) specifies a calculation methodology for that rate; and (c) has been made available to the Parent and each ZAR Revolving Facility Lender. “Cumulative Compounded RFR Rate” means, in relation to an Interest Period for a ZAR Revolving Facility Loan, the percentage rate per annum determined by the Agent (or by any 19 EMEA 161875036 3 other ZAR Revolving Facility Lender which agrees to determine that rate in place of the Agent) in accordance with the methodology set out in Schedule 6 (Cumulative Compounded RFR Rate) or in any relevant Compounding Methodology Supplement. “Daily Non-Cumulative Compounded RFR Rate” means, in relation to any RFR Banking Day during an Interest Period for a ZAR Revolving Facility Loan, the percentage rate per annum determined by the Agent (or by any other ZAR Revolving Facility Lender which agrees to determine that rate in place of the Agent) in accordance with the methodology set out in Schedule 5 (Daily Non-Cumulative Compounded RFR Rate) or in any relevant Compounding Methodology Supplement. “Daily Rate” means the rate specified as such in the Reference Rate Terms. “Extended Repayment Date” means either the First Extended Repayment Date or the Second Extended Repayment Date. “Final Repayment Date” means the Initial Repayment Date or, if extended in accordance with Clause 5.2 (Extension Option), the Extended Repayment Date (as appropriate). “First Extended Repayment Date” means the date falling 1 (one) year after the Initial Repayment Date. “Funding Rate” means any individual rate notified by a ZAR Revolving Facility Lender to the Agent pursuant to Clause 9.3(a)(ii) (Cost of Funds). “Historic RFR” means, in relation to an RFR Banking Day, the most recent RFR for a day which is no more than three (3) RFR Banking Days before that RFR Banking Day. “Initial Repayment Date” means the date falling on the third anniversary date of Financial Close. “Interest Payment” means the aggregate amount of interest that is, or is scheduled to become, payable under this Agreement. “Interest Payment Date” means the last day of each Interest Period. “Interest Period” means, in relation to each ZAR Revolving Facility Loan, each period determined in accordance with Clause 8 (Interest Periods) and, in relation to an Unpaid Sum, each period determined in accordance with clause 10.7 (Default Interest) of the Common Terms Agreement. “Lookback Period” means the number of days specified as such in the Reference Rate Terms. “Majority ZAR Revolving Facility Lenders” has the meaning given to that term in the Common Terms Agreement. “Margin” means 2.00% (two per cent) per annum, subject to adjustment in accordance with the provisions of clause 10.4 (Adjustment of Sustainability Linked Facility Margin – Sustainability KPI Reports) and clause 10.5 (KPI Change) of the Common Terms Agreement. “Market Disruption Rate” means the rate (if any) specified as such in the Reference Rate Terms. “Month” has the meaning given to that term in the Common Terms Agreement. “Party” means a party to this Agreement. “Reference Rate Supplement” means a document which:

EMEA 161875036 4 (a) is agreed in writing by the Parent, the Agent (in its own capacity) and the Agent (acting on the instructions of the Majority ZAR Revolving Facility Lenders); (b) specifies the relevant terms which are expressed in this Agreement to be determined by reference to the Reference Rate Terms; and (c) has been made available to the Parent and each ZAR Revolving Facility Lender. “Reference Rate Terms” means the terms set out in Schedule 4 (Reference Rate Terms) or in any Reference Rate Supplement. “Reporting Time” means the relevant time (if any) specified as such in the applicable Reference Rate Terms. “RFR” means the rate specified as such in the Reference Rate Terms. “RFR Banking Day” means any day specified as such in the Reference Rate Terms. “Rollover Loan” means one or more ZAR Revolving Facility Loans: (a) made or to be made on the same day that a maturing ZAR Revolving Facility Loan is due to be repaid; (b) the aggregate amount of which is equal to or less than the amount of the maturing ZAR Revolving Facility Loan; and (c) made or to be made to the Parent for the purpose of refinancing a maturing ZAR Revolving Facility Loan. “Second Extended Repayment Date” means the date falling 1 (one) year after the First Extended Repayment Date. “Signature Date” has the meaning given to that term in the Common Terms Agreement. “Specified Time” means a time determined in accordance with Schedule 3 (Timetables). “Utilisation” has the meaning given to that term in the Common Terms Agreement. “Utilisation Fee” has the meaning given to that term in Clause 10.2 (Utilisation Fee). “Utilisation Request” means a notice substantially in the form set out in Schedule 2 (Form of Utilisation Request). “ZAR Revolving Facility” has the meaning given to that term in the Common Terms Agreement. “ZAR Revolving Facility Commitment” has the meaning given to that term in the Common Terms Agreement. “ZAR Revolving Facility Lenders” has the meaning given to that term in the Common Terms Agreement. “ZAR Revolving Facility Loan” has the meaning given to that term in the Common Terms Agreement. 1.2 Construction (a) A reference in this Agreement to a page or screen of an information service displaying a rate shall include: (i) any replacement page of that information service which displays that rate; and EMEA 161875036 5 (ii) the appropriate page of such other information service which displays that rate from time to time in place of that information service, and, if such page or service ceases to be available, shall include any other page or service displaying that rate specified by the Agent after consultation with the Parent. (b) A reference in this Agreement to a Central Bank Rate shall include any successor rate to, or replacement rate for, that rate. (c) The determination of the extent to which a rate is “for a period equal in length” to an Interest Period shall disregard any inconsistency arising from the last day of that Interest Period being determined pursuant to the terms of this Agreement. (d) Any Reference Rate Supplement overrides anything in: (i) Schedule 4 (Reference Rate Terms); or (ii) any earlier Reference Rate Supplement. (e) A Compounding Methodology Supplement relating to the Daily Non-Cumulative Compounded RFR Rate or the Cumulative Compounded RFR Rate overrides anything relating to that rate in: (i) Schedule 5 (Daily Non-Cumulative Compounded RFR Rate) or Schedule 6 (Cumulative Compounded RFR Rate), as the case may be; or (ii) any earlier Compounding Methodology Supplement. 1.3 Common Terms Agreement (a) Terms used (but not otherwise defined) in this Agreement have the meaning given to them in the Common Terms Agreement. (b) The provisions of clause 1 (Definitions and Interpretation) of the Common Terms Agreement apply to this Agreement as if set out in this Agreement in full. (c) This Agreement and the rights and obligations of the Parties shall in all respects be subject to the terms and conditions of the Common Terms Agreement but, in the event of any conflict between the provisions of this Agreement and the provisions of the Common Terms Agreement, the provisions of this Agreement shall prevail. 2. ZAR Revolving Facility (a) Subject to the terms of this Agreement and the Common Terms Agreement, the ZAR Revolving Facility Lenders agree to make available to the Parent the ZAR Revolving Facility in an amount equal to the Total ZAR Revolving Facility Commitments. (b) The Parent shall apply all amounts borrowed by it under the ZAR Revolving Facility for the purpose set out in clause 3.1(b) (Purpose) of the Common Terms Agreement. 3. Conditions of Utilisation Subject to clause 4.1 (Initial Conditions Precedent) of the Common Terms Agreement, the ZAR Revolving Facility Lenders will only be obliged to comply with Clause 4.4 (Lenders’ Participation) in relation to any Utilisation if on the date of the Utilisation Request and on the proposed Utilisation Date the conditions set out in clause 4.2 (Further Conditions Precedent) of the Common Terms Agreement are satisfied. EMEA 161875036 6 4. Utilisation 4.1 Delivery of a Utilisation Request The Parent may utilise the ZAR Revolving Facility by delivery to the Agent of a duly completed Utilisation Request by no later than the Specified Time. 4.2 Completion of a Utilisation Request (a) Each Utilisation Request is irrevocable and will not be regarded as having been duly completed unless: (i) the proposed Utilisation Date is a Business Day within the Availability Period; (ii) the currency and amount of the Utilisation comply with Clause 4.3 (Currency and Amount); and (iii) the proposed Interest Period complies with Clause 8 (Interest Periods). (b) Only one (1) ZAR Revolving Facility Loan may be requested in each Utilisation Request. (c) A maximum of two (2) Utilisation Requests may be delivered in any calendar Month during the Availability Period. (d) The Parent may not deliver a Utilisation Request if as a result of the proposed Utilisation the number of ZAR Revolving Facility Loans outstanding would not comply with clause 4.3 (Maximum Number of Loans) of the Common Terms Agreement. 4.3 Currency and Amount (a) The currency specified in a Utilisation Request must be ZAR. (b) The amount of the proposed Utilisation must be a minimum of ZAR 50 000 000 (fifty million Rands) or, if less, the Available Facility. 4.4 Lenders’ Participation (a) If the conditions set out in this Agreement have been met, and subject to Clause 5.1 (Repayment of ZAR Revolving Facility Loans), each ZAR Revolving Facility Lender shall make its participation in each ZAR Revolving Facility Loan available to the Agent by the Utilisation Date through its Facility Office. (b) The amount of each ZAR Revolving Facility Lender’s participation in each ZAR Revolving Facility Loan will be equal to the proportion borne by its Available Commitment to the Available Facility immediately prior to making the ZAR Revolving Facility Loan. (c) The Agent shall notify each ZAR Revolving Facility Lender of the amount of each ZAR Revolving Facility Loan, the amount of its participation in that ZAR Revolving Facility Loan and if different, the amount of that participation to be made available in accordance with clause 32.1 (Payments to the Agent) of the Common Terms Agreement, in each case by the Specified Time. 4.5 Cancellation of Commitment The ZAR Revolving Facility Commitments which, at that time, are unutilised shall be immediately cancelled at the end of the Availability Period in accordance with the terms of clause 5.2 (Cancellation of Commitment) of the Common Terms Agreement. EMEA 161875036 7 5. Repayment 5.1 Repayment of ZAR Revolving Facility Loans (a) Subject to paragraph (b) below and Clause 6 (Prepayment), the Parent shall repay each ZAR Revolving Facility Loan on the last day of its Interest Period. (b) Without prejudice to the Parent’s obligation under paragraph (a) above, if: (i) one or more ZAR Revolving Facility Loans are to be made available to it: (A) on the same day that a maturing ZAR Revolving Facility Loan is due to be repaid by it; and (B) in whole or in part for the purpose of refinancing the maturing ZAR Revolving Facility Loan; and (ii) the proportion borne by each ZAR Revolving Facility Lender’s participation in the maturing ZAR Revolving Facility Loan to the amount of that maturing ZAR Revolving Facility Loan is the same as the proportion borne by that ZAR Revolving Facility Lender’s participation in the new ZAR Revolving Facility Loans to the aggregate amount of those new ZAR Revolving Facility Loans, the aggregate amount of the new ZAR Revolving Facility Loans shall, unless the Parent notifies the Agent to the contrary in the relevant Utilisation Request, be treated as if applied in or towards repayment of the maturing ZAR Revolving Facility Loan so that: (C) if the amount of the maturing ZAR Revolving Facility Loan exceeds the aggregate amount of the new ZAR Revolving Facility Loans: (1) the Parent will only be required to make a payment under clause 32.1 (Payments to the Agent) of the Common Terms Agreement in an amount in ZAR equal to that excess; and (2) each ZAR Revolving Facility Lender’s participation in the new ZAR Revolving Facility Loans shall be treated as having been made available and applied by the Parent in or towards repayment of that ZAR Revolving Facility Lender’s participation in the maturing ZAR Revolving Facility Loan and that ZAR Revolving Facility Lender will not be required to make a payment under clause 32.1 (Payments to the Agent) of the Common Terms Agreement in respect of its participation in the new ZAR Revolving Facility Loan; and (D) if the amount of the maturing ZAR Revolving Facility Loan is equal to or less than the aggregate amount of the new ZAR Revolving Facility Loan: (1) the Parent will not be required to make a payment under clause 32.1 (Payments to the Agent) of the Common Terms Agreement; and (2) each ZAR Revolving Facility Lender will be required to make a payment under clause 32.1 (Payments to the Agent) of the Common Terms Agreement in respect of its participation in the new ZAR Revolving Facility Loans only to the extent that its participation in the new ZAR Revolving Facility Loans exceeds that ZAR Revolving Facility Lender’s participation in

EMEA 161875036 8 the maturing ZAR Revolving Facility Loan and the remainder of that ZAR Revolving Facility Lender’s participation in the new ZAR Revolving Facility Loans shall be treated as having been made available and applied by the Parent in or towards repayment of that ZAR Revolving Facility Lender’s participation in the maturing ZAR Revolving Facility Loan. (c) The Parent may, subject to Clause 4 (Utilisation), re-borrow any part of the ZAR Revolving Facility Loan which is repaid. 5.2 Extension Option (a) The Parent may, by giving notice to the Agent substantially in the form set out in Part 1 of Schedule 7 (Form of Extension Documents), (the “Extension Request”): (i) not less than one hundred (100) days and not more than one hundred and twenty (120) days before the first anniversary of Financial Close, request that the Initial Repayment Date be extended to the First Extended Repayment Date; and (ii) not less than one hundred (100) days and not more than one hundred and twenty (120) days before the second anniversary of Financial Close, request that the First Extended Repayment Date be extended to the Second Extended Repayment Date. (b) The Agent shall promptly, and in any event by no later than two (2) Business Days following receipt of an Extension Request, notify the ZAR Revolving Facility Lenders of the receipt of an Extension Request. (c) Each ZAR Revolving Facility Lender shall notify the Agent and the Parent of its decision whether or not to consent to the Extension Request within twenty (20) Business Days of the Agent notifying the ZAR Revolving Facility Lender of the Extension Request (the “Extension Request End Date”). A ZAR Revolving Facility Lender who has consented to the Extension Request (the “Extending Lender”), shall deliver a written notice to the Agent substantially in the form set out in Part 2 of Schedule 7 (Form of Extension Documents) (the “Extension Acceptance Notice”). If a ZAR Revolving Facility Lender has not delivered an Extension Acceptance Notice on or before the Extension Request End Date, it shall be deemed to have not consented to the Extension Request (together with a ZAR Revolving Facility Lender who has explicitly not consented to an Extension Request, the “Non-Extending Lenders”). (d) Each Non-Extending Lender shall, on the Business Day immediately following the Extension Request End Date, be deemed to have offered all (and not part) of its Available Commitment under the ZAR Revolving Facility and the outstanding principal amount of such Non-Extending Lender’s participation in the outstanding ZAR Revolving Facility Loans (together with all of its rights and obligations under the Finance Documents) pro rata to each Extending Lender in accordance with paragraph (e) below. The Agent shall notify all Extending Lenders of such offer by delivering a notice (the “Lender Replacement Notice”) within two (2) Business Days of such date. The offer made pursuant to this paragraph (d) shall immediately lapse at the end of the Business Day immediately preceding the commencement of the Replacement Lender Offer Period (as defined below). (e) An Extending Lender may, within fifteen (15) Business Days of receipt of a Lender Replacement Notice (the “Replacement Notice End Date”) deliver an additional Extension Acceptance Notice substantially in the form set out in Part 2 of Schedule 7 (Form of Extension Documents) to the Agent and the Parent confirming its willingness EMEA 161875036 9 to assume (i) its pro rata share of each Non-Extending Lender’s Available Commitment under the ZAR Revolving Facility and the outstanding principal amount of such Non-Extending Lender’s participation in the outstanding ZAR Revolving Facility Loans and (ii) all the related rights and obligations of each Non-Extending Lender (the “Initial Pro Rata Participation”) for a purchase price payable in cash, at par, and at the time of transfer in an amount equal to its pro rata share of the outstanding principal amount of such Non-Extending Lender’s participation in the outstanding ZAR Revolving Facility Loans and all accrued interest, Break Costs and any other amounts payable in relation thereto in accordance with the terms of the Finance Documents. (f) If an Extending Lender has not notified the Agent and the Parent in writing of its consent to the Initial Pro Rata Participation on or before the Replacement Notice End Date in accordance with paragraph (e) above, such Extending Lender shall be deemed to have declined its Initial Pro Rata Participation. (g) An Extending Lender may, in its additional Extension Acceptance Notice, indicate whether it wishes to assume, in addition to its Initial Pro Rata Participation, any additional Non-Extending Lender’s Available Commitment under the ZAR Revolving Facility and the outstanding principal amount of such Non-Extending Lender’s participation in the outstanding ZAR Revolving Facility Loans (the “Participation Headroom”). (h) If an Extending Lender has declined or is deemed to have declined: (i) its Initial Pro Rata Participation, the Agent shall notify the other Extending Lenders within two (2) Business Days of the Replacement Notice End Date and each such other Extending Lender may deliver a further Extension Acceptance Notice within three (3) Business Days of notice, confirming its willingness to assume its pro rata share of that Initial Pro Rata Participation (the “Additional Pro Rata Participation”). If an Extending Lender has not delivered a further Extension Acceptance Notice on or before such date, it shall be deemed to have declined its Additional Pro Rata Participation; or (ii) its Additional Pro Rata Participation, any other Extending Lender which has provided its Participation Headroom shall, within three (3) Business Days of such event occurring, assume either (i) an amount not exceeding its Participation Headroom or (ii) such other amount (not exceeding the Additional Pro Rata Participation) as notified by the Parent to the Agent (in the event that more than one Extending Lender has provided its Participation Headroom and such amount exceeds the Additional Pro Rata Participation), in each case, for a purchase price payable in cash, at par, and at the time of transfer in an amount equal to its pro rata share of the outstanding principal amount of such Additional Pro Rata Participation or Participation Headroom (as applicable) and all accrued interest, Break Costs and any other amounts payable in relation thereto in accordance with the terms of the Finance Documents. (i) If, following the process set out in paragraph (h) above, any Non-Extending Lender’s Available Commitment under the ZAR Revolving Facility and the outstanding principal amount of such Non-Extending Lender’s participation in the outstanding ZAR Revolving Facility Loans remains available, the Parent may, within twenty (20) Business Days (the “Replacement Lender Offer Period”), replace a Non-Extending Lender by requiring such Non-Extending Lender to (and, to the extent permitted by law, such Non-Extending Lender shall) transfer to: EMEA 161875036 10 (i) an Extending Lender or an Affiliate or Related Fund of that Extending Lender; or (ii) subject to the consent of the Extending Lenders (which consent shall not be unreasonably withheld or delayed), any other bank or financial institution, trust, fund or other entity which is regularly engaged in or established for the purpose of making, purchasing or investing in loans, securities or other financial assets (an “Alternative Institution”), (each such Extending Lender, Affiliate or Related Fund or Alternative Institution, an “Extending Replacement Lender”), for a purchase price payable in cash, at par, and at the time of transfer in an amount equal to the outstanding principal amount of such Non-Extending Lender’s participation in the outstanding ZAR Revolving Facility Loan and all accrued interest, Break Costs and other amounts payable in relation thereto in accordance with the terms of the Finance Documents. (j) If at the end of the Replacement Lender Offer Period, Available Commitments under the ZAR Revolving Facility and participation in the outstanding ZAR Revolving Facility Loans of the Non-Extending Lenders, in an aggregate amount not exceeding ZAR 200,000,000, have not been transferred to an Extending Replacement Lender, the Parent may, within two (2) Business Days after the end of the Replacement Lender Offer Period notify the Agent of cancellation of such Non-Extending Lender ZAR Revolving Facility Commitment and its intention to procure the repayment of those Non-Extending Lender’s participation in the ZAR Revolving Facility Loan (together with all accrued interest, Break Costs and other amounts payable in relation thereto in accordance with the terms of the Finance Documents). (k) On receipt of such a notice of cancellation, the ZAR Revolving Facility Commitment of those Non-Extending Lenders shall immediately be reduced to zero and the Parent shall repay those Non-Extending Lenders’ participation in the ZAR Revolving Facility Loans in accordance with paragraph (j) above by no later than the date falling three (3) Business Days prior to the Initial Repayment Date (the “Permitted Non-Extending Lender Repayment”). (l) The replacement of a Non-Extending Lender pursuant to paragraphs (d) to (j) above shall be subject to the following conditions: (i) such transfer shall be effected pursuant to clause 26 (Changes to the Lenders) of the Common Terms Agreement; (ii) no ZAR Revolving Facility Lender shall have any obligation to find an Extending Replacement Lender; (iii) under no circumstances shall the Non-Extending Lender be required to pay or surrender to such Extending Replacement Lender any of the fees received by such Non-Extending Lender pursuant to the Finance Documents; and (iv) the Non-Extending Lender shall only be obliged to transfer its rights and obligations pursuant to paragraphs (d) to (j) above once the Agent has confirmed that it is satisfied that such transferee has complied with all necessary “know your customer” or other similar checks in accordance with clause 21.11 (“Know Your Customer” Checks) of the Common Terms Agreement. (m) If following the completion of the extension options set out in paragraphs (a) to (l) above: (i) the Parent has either: EMEA 161875036 11 (A) received Extension Acceptance Notices from all the ZAR Revolving Facility Lenders; or (B) replaced all Non-Extending Lenders with an Extending Replacement Lender; or (C) effected a Permitted Non-Extending Lender Repayment, each ZAR Revolving Facility Lender’s Available Commitment under the ZAR Revolving Facility and its participation in all outstanding ZAR Revolving Facility Loans shall be extended to the Extended Repayment Date; or (ii) the Available Commitment under the ZAR Revolving Facility and participation in all outstanding ZAR Revolving Facility Loans of a Non- Extending Lender have not been transferred to an Extending Replacement Lender or the Parent has been unable to effect a Permitted Non-Extending Lender Repayment, each ZAR Revolving Facility Lender’s: (A) Available Commitment under the ZAR Revolving Facility shall be reduced to zero and cancelled; and (B) participation in all outstanding ZAR Revolving Facility Loans shall be repaid together with all accrued interest, Break Costs and any other amounts payable in relation thereto in accordance with the terms of the Finance Documents, in each case, on the Initial Repayment Date or the First Extended Repayment Date, as applicable. 6. Prepayment 6.1 Mandatory Prepayment The Parent shall be obliged to mandatorily prepay each ZAR Revolving Facility Loan made to it in accordance with the terms of clause 8 (Mandatory Prepayment and Cancellation) of the Common Terms Agreement. 6.2 Voluntary Prepayment (a) The Parent may voluntarily prepay the whole or any part of a ZAR Revolving Facility Utilisation made to it in accordance with the terms of clause 7.3 (Voluntary Prepayment of USD Revolving Facility Utilisations, ZAR Revolving Facility Utilisations and AUD Revolving Facility Utilisations) of the Common Terms Agreement. (b) The Parent may, subject to Clause 4 (Utilisation), re-borrow any part of the ZAR Revolving Facility which is prepaid in accordance with this Clause 6.2 (Voluntary Prepayment). 7. Interest 7.1 Calculation of Interest (a) The rate of interest on each ZAR Revolving Facility Loan for any day during an Interest Period is the percentage rate per annum which is the aggregate of the applicable: (i) Margin; and (ii) Compounded Reference Rate for that day.

EMEA 161875036 12 (b) If any day during an Interest Period for a ZAR Revolving Facility Loan is not an RFR Banking Day, the rate of interest on that ZAR Revolving Facility Loan for that day will be the rate applicable to the immediately preceding RFR Banking Day. 7.2 Payment of Interest The Parent shall, subject to clause 10.7 (Default Interest) of the Common Terms Agreement, pay accrued interest on each ZAR Revolving Facility Loan on each Interest Payment Date. 7.3 Notification of Rates of Interest (a) The Agent shall promptly notify the ZAR Revolving Facility Lenders and the Parent of the determination of a rate of interest under this Agreement. (b) The Agent shall promptly notify the Parent of each Funding Rate relating to a ZAR Revolving Facility Loan. (c) This Clause 7.3 shall not require the Agent to make any notification to any Party on a day which is not a Business Day. 8. Interest Periods 8.1 Selection of Interest Periods (a) The Parent shall select an Interest Period for a ZAR Revolving Facility Loan in the Utilisation Request for that ZAR Revolving Facility Loan. (b) If the Parent fails to select an Interest Period in the Utilisation Request in accordance with paragraph (a) above, the relevant Interest Period will be three (3) Months. (c) Subject to this Clause 8 (Interest Periods), the Parent may select an Interest Period of one (1), three (3) or six (6) Months (or, if within one (1) Month of the Final Repayment Date, the period from such date to the Final Repayment Date) in the Utilisation Request (or such other period as may be agreed between the Parent and the Agent (acting on the instructions of all the ZAR Revolving Facility Lenders), provided that such other period shall not be longer than six (6) Months). (d) An Interest Period for a ZAR Revolving Facility Loan shall not extend beyond the Final Repayment Date. (e) Each Interest Period for a ZAR Revolving Facility Loan shall start on the Utilisation Date of that ZAR Revolving Facility Loan. The Parent may specify in the relevant Utilisation Request that the Interest Period for a ZAR Revolving Facility Loan shall end on the same date as one (1) or more ZAR Revolving Facility Loans made to the Parent prior to the date of that Utilisation Request. (f) Each ZAR Revolving Facility Loan has one Interest Period only. (g) Subject to this Clause 8 (Interest Periods), the Parent may select a different Interest Period for a Rollover Loan than the Interest Period of the ZAR Revolving Facility Loan being refinanced by that Rollover Loan in the Utilisation Request delivered for that Rollover Loan. 8.2 Non-Business Days Any rules specified as “Business Day Conventions” in the Reference Rate Terms shall apply to each Interest Period. EMEA 161875036 13 8.3 Consolidation of ZAR Revolving Facility Loans If two (2) or more ZAR Revolving Facility Loans have Interest Periods which end on the same date, those ZAR Revolving Facility Loans will be consolidated into, and treated as, a single ZAR Revolving Facility Loan on the last day of the Interest Period. 9. Changes to the Calculation of Interest 9.1 Interest calculation if no RFR or Central Bank Rate If: (a) there is no applicable RFR or Central Bank Rate for the purposes of calculating the Daily Non-Cumulative Compounded RFR Rate for an RFR Banking Day during an Interest Period for a ZAR Revolving Facility Loan; and (b) “Cost of funds will apply as a fallback” is specified in the Reference Rate Terms for that ZAR Revolving Facility Loan, Clause 9.3 (Cost of Funds) shall apply to that ZAR Revolving Facility Loan for that Interest Period. 9.2 Market Disruption If: (a) a Market Disruption Rate is specified in the Reference Rate Terms for a ZAR Revolving Facility Loan; and (b) before the Reporting Time for that ZAR Revolving Facility Loan the Agent receives notifications from a ZAR Revolving Facility Lender or ZAR Revolving Facility Lenders (whose participations in that ZAR Revolving Facility Loan exceed 35 per cent. (35%) of that ZAR Revolving Facility Loan) that its cost of funds relating to its participation in that ZAR Revolving Facility Loan would be in excess of that Market Disruption Rate, then Clause 9.3 (Cost of Funds) shall apply to that ZAR Revolving Facility Loan for the relevant Interest Period. 9.3 Cost of Funds (a) If this Clause 9.3 applies, Clause 7.1 (Calculation of Interest) shall not apply to that ZAR Revolving Facility Loan for that Interest Period and the rate of interest on that ZAR Revolving Facility Loan for that Interest Period shall be the percentage rate per annum which is the sum of: (i) the applicable Margin; and (ii) the weighted average of the rates notified to the Agent by each ZAR Revolving Facility Lender as soon as practicable and in any event by the Reporting Time for that ZAR Revolving Facility Loan, to be that which expresses as a percentage rate per annum its cost of funds relating to its participation in that ZAR Revolving Facility Loan. (b) If this Clause 9.3 applies and the Agent or the Parent so requires, the Agent and the Parent shall enter into negotiations (for a period of not more than thirty (30) days) with a view to agreeing a substitute basis for determining the rate of interest. EMEA 161875036 14 (c) Any alternative basis agreed pursuant to paragraph (b) above shall, with the prior consent of all the ZAR Revolving Facility Lenders and the Parent, be binding on all Parties. (d) If this Clause 9.3 applies pursuant to Clause 9.2 (Market Disruption) and: (i) a ZAR Revolving Facility Lender’s Funding Rate is less than the relevant Market Disruption Rate; or (ii) a ZAR Revolving Facility Lender does not notify a rate to the Agent by the Reporting Time, that ZAR Revolving Facility Lender’s cost of funds relating to its participation for that Interest Period shall be deemed, for the purposes of paragraph (a) above, to be the Market Disruption Rate. (e) Subject to paragraph (d) above, if this Clause 9.3 applies but any ZAR Revolving Facility Lender does not notify a rate to the Agent by the Reporting Time the rate of interest shall be calculated on the basis of the rates notified by the remaining ZAR Revolving Facility Lenders. (f) If this Clause 9.3 applies the Agent shall, as soon as is practicable, notify the Parent. 9.4 Break Costs (a) If an amount is specified as Break Costs in the Reference Rate Terms for a ZAR Revolving Facility Loan or Unpaid Sum, the Parent shall, within three (3) Business Days of demand by a ZAR Revolving Facility Lender or the Agent, pay to that ZAR Revolving Facility Lender its Break Costs (if any) attributable to all or any part of that ZAR Revolving Facility Loan or Unpaid Sum being paid by the Parent on a day prior to the last day of an Interest Period for that ZAR Revolving Facility Loan or Unpaid Sum. (b) Each ZAR Revolving Facility Lender shall, as soon as reasonably practicable after a demand by the Agent, provide a certificate confirming the amount of its Break Costs for any Interest Period in respect of which they become, or may become, payable. 10. Fees 10.1 Commitment Fee (a) The Parent shall pay (or procure there is paid) to the Agent (for the account of each ZAR Revolving Facility Lender) a commitment fee, exclusive of VAT which shall accrue on a daily basis, in Rand computed at a rate of thirty-five per cent. (35%) of the Margin on that ZAR Revolving Facility Lender’s Available Commitment for the Availability Period. (b) The accrued commitment fee is payable on the last day of each successive period of three (3) Months which ends during the Availability Period, on the last day of the Availability Period and, if cancelled in full, on the cancelled amount of the relevant ZAR Revolving Facility Lender’s Commitment at the time the cancellation is effective. (c) No commitment fee is payable to the Agent (for the account of a ZAR Revolving Facility Lender) on any Available Commitment of that ZAR Revolving Facility Lender for any day on which that ZAR Revolving Facility Lender is a Defaulting Lender. EMEA 161875036 15 10.2 Utilisation Fee (a) Where the aggregate of the ZAR Revolving Facility Loans is equal to an amount that falls within the percentage range (being a percentage of the Total ZAR Revolving Facility Commitments) set out in the left column in the table below, the Parent shall pay (or procure there is paid) to the Agent (for the account of each ZAR Revolving Facility Lender) a utilisation fee (a “Utilisation Fee”) which shall be computed at a rate equal to the rate per annum set out opposite that percentage range in the right column in the table below on the aggregate of the ZAR Revolving Facility Loans. % of Total ZAR Revolving Facility Commitments Utilisation Fee Less than or equal to 33.33% 0.075% Greater than 33.33% but less than or equal to 66.67% 0.15% Greater than 66.67% 0.30% (b) Any Utilisation Fee shall be calculated on a daily basis and shall be payable quarterly in arrears on the last day of each successive period of three (3) Months, with the first of such periods commencing on Financial Close. 10.3 Extension Fee The Parent shall pay (or procure there is paid) to: (a) each Extending Lender, a fee computed at the percentage rate equal to 0.15 per cent. (0.15%) of each Extending Lender’s Available Commitment under the ZAR Revolving Facility and participation in all outstanding ZAR Revolving Facility Loans (excluding any Initial Pro Rata Participation, Additional Pro Rata Participation or Participation Headroom). Such fee is payable on the 3rd Business Day after the last date on which the extension options set out in paragraphs (a) to (l) of Clause 5.2 (Extension Option) have been completed in accordance with Clause 5.2(m)(i) (Extension Option); (b) each Extending Lender that has participated in respect of its Initial Pro Rata Participation, Additional Pro Rata Participation or Participation Headroom (as applicable), a participation fee in the amount and at the times agreed in a Fee Letter; and (c) each Alternative Institution that has become an Extending Replacement Lender, a participation fee in the amount and at the times agreed in a Fee Letter. 11. Changes to Compounded Reference Rate (a) Subject to paragraph (c) below and clause 38.3 (Other Exceptions) of the Common Terms Agreement, if an RFR Replacement Event has occurred, any amendment or waiver which relates to: (i) providing for the use of a Replacement Reference Rate in place of (or in addition to) the RFR; and (ii) (A) aligning any provision of this Agreement to the use of that Replacement Reference Rate;

EMEA 161875036 16 (B) enabling that Replacement Reference Rate to be used for the calculation of interest under this Agreement (including, without limitation, any consequential changes required to enable that Replacement Reference Rate to be used for the purposes of this Agreement); (C) implementing market conventions applicable to that Replacement Reference Rate; (D) providing for appropriate fallback (and market disruption) provisions for that Replacement Reference Rate; or (E) adjusting the pricing to reduce or eliminate, to the extent reasonably practicable, any transfer of economic value from one Party to another as a result of the application of that Replacement Reference Rate (and if any adjustment or method for calculating any adjustment has been formally designated, nominated or recommended by the Relevant Nominating Body, the adjustment shall be determined on the basis of that designation, nomination or recommendation), may be made with the consent of the Agent (acting on the instructions of the Majority ZAR Revolving Facility Lenders) and the Parent. (b) Subject to paragraph (c) below, an amendment or waiver that relates to, or has the effect of, aligning the means of calculation of interest on a ZAR Revolving Facility Loan under this Agreement to any recommendation of a Relevant Nominating Body which: (i) relates to the use of the RFR on a compounded basis in the international or any relevant domestic syndicated loan markets; and (ii) is issued on or after the Signature Date, may be made with the consent of the Agent (acting on the instructions of the Majority ZAR Revolving Facility Lenders) and the Parent. (c) If any ZAR Revolving Facility Lender fails to respond to a request for an amendment or waiver described in paragraph (a) or paragraph (b) above within thirty (30) Business Days (or such longer time period in relation to any request which the Parent and the Agent may agree) of that request being made: (i) its ZAR Revolving Facility Commitment(s) shall not be included for the purpose of calculating the Total ZAR Revolving Facility Commitments under the ZAR Revolving Facility when ascertaining whether any relevant percentage of Total ZAR Revolving Facility Commitments has been obtained to approve that request; and (ii) its status as a ZAR Revolving Facility Lender shall be disregarded for the purpose of ascertaining whether the agreement of any specified group of ZAR Revolving Facility Lenders has been obtained to approve that request. (d) In this Clause 11: “RFR Replacement Event” means: (i) the methodology, formula or other means of determining the RFR has, in the opinion of the Majority ZAR Revolving Facility Lenders and the Parent, materially changed; EMEA 161875036 17 (ii) (A) (1) the administrator of the RFR or its supervisor publicly announces that such administrator is insolvent; or (2) information is published in any order, decree, notice, petition or filing, however described, of or filed with a court, tribunal, exchange, regulatory authority or similar administrative, regulatory or judicial body which reasonably confirms that the administrator of the RFR is insolvent, provided that, in each case, at that time, there is no successor administrator to continue to provide the RFR; (B) the administrator of the RFR publicly announces that it has ceased or will cease to provide the RFR permanently or indefinitely and, at that time, there is no successor administrator to continue to provide the RFR; (C) the supervisor of the administrator of the RFR publicly announces that the RFR has been or will be permanently or indefinitely discontinued; or (D) the administrator of the RFR or its supervisor announces that the RFR may no longer be used; (iii) the administrator of the RFR determines that the RFR should be calculated in accordance with its reduced submissions or other contingency or fallback policies or arrangements and either: (A) the circumstance(s) or event(s) leading to such determination are not (in the opinion of the Majority ZAR Revolving Facility Lenders and the Parent) temporary; or (B) the RFR is calculated in accordance with any such policy or arrangement for a period no less than thirty (30) days; or (iv) in the opinion of the Majority ZAR Revolving Facility Lenders and the Parent, the RFR is otherwise no longer appropriate for the purposes of calculating interest under this Agreement. “Relevant Nominating Body” means any applicable central bank, regulator or other supervisory authority or a group of them, or any working group or committee sponsored or chaired by, or constituted at the request of, any of them or the Financial Stability Board. “Replacement Reference Rate” means a reference rate which is: formally designated, nominated or recommended as the replacement for the RFR by: (A) the administrator of the RFR (provided that the market or economic reality that such reference rate measures is the same as that measured by the RFR); or (B) any Relevant Nominating Body, EMEA 161875036 18 and if replacements have, at the relevant time, been formally designated, nominated or recommended under both paragraphs, the “Replacement Reference Rate” will be the replacement under paragraph (ii) above; (v) in the opinion of the Majority ZAR Revolving Facility Lenders and the Parent, generally accepted in the international or any relevant domestic syndicated loan markets as the appropriate successor to the RFR; or (vi) in the opinion of the Majority ZAR Revolving Facility Lenders and the Parent, an appropriate successor to the RFR. 12. Governing Law This Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law. 13. Jurisdiction of English Courts (a) The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement (including a dispute relating to the existence, validity or termination of this Agreement or any non-contractual obligation arising out of or in connection with this Agreement) (a “Dispute”). (b) The Parties agree that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no Party will argue to the contrary. EMEA 161875036 19 Schedule 1 Original ZAR Revolving Facility Lenders Name of Original ZAR Revolving Facility Lenders ZAR Revolving Facility Commitment (ZAR) Nedbank Limited, acting through its Nedbank Corporate and Investment Banking division 700,000,000 Bank of China Limited, Johannesburg Branch 250,000,000 Absa Bank Limited (acting through its Corporate and Investment Banking Division) 750,000,000 FirstRand Bank Limited (acting through its Rand Merchant Bank Division) 900,000,000 Investec Bank Limited, acting through its Corporate and Investment Banking division 400,000,000 The Standard Bank of South Africa Limited (acting through its Corporate and Investment Banking division) 500,000,000 Standard Chartered Bank Johannesburg Branch 350,000,000 China Construction Bank Corporation, Johannesburg Branch 150,000,000 TOTAL: 4,000,000,000

EMEA 161875036 20 Schedule 2 Form of Utilisation Request From: [Parent] To: [Agent] Dated [●] Dear Sirs Harmony Gold Mining Company Limited – ZAR 4,000,000,000 Revolving Facility Agreement dated [●] 2026 (the “Agreement”) 1. We refer to the Agreement. This is a Utilisation Request. Terms defined in the Agreement have the same meaning in this Utilisation Request unless given a different meaning in this Utilisation Request. 2. We wish to borrow a ZAR Revolving Facility Loan on the following terms: Facility to be utilised: ZAR Revolving Facility Proposed Utilisation Date: [●] (or, if that is not a Business Day, the next Business Day) Amount: ZAR [●] 3. We confirm that each condition specified in Clause 3 (Conditions of Utilisation) is satisfied on the date of this Utilisation Request. 4. [This ZAR Revolving Facility Loan is to be made in [whole]/[part] for the purpose of refinancing [identify maturing ZAR Revolving Facility Loan] / The proceeds of this ZAR Revolving Facility Loan should be credited to [account].] 5. [The Interest Period for this ZAR Revolving Facility Loan is [1/3/6] Months.]/[The Interest Period for this ZAR Revolving Facility Loan is [1/3/6] Months and shall end on the same date as the Interest Period of the ZAR Revolving Facility Loan[s] made to the Parent [immediately] prior to the date of this Utilisation Request.] 6. This Utilisation Request is irrevocable. Yours faithfully _____________________________________ authorised signatory for [Parent] EMEA 161875036 21 Schedule 3 Timetables Delivery of a duly completed Utilisation Request (Clause 4.1 (Delivery of a Utilisation Request)) as of 11 a.m. Johannesburg time on the date which is five (5) Business Days prior to the proposed Utilisation Date Agent notifies the ZAR Revolving Facility Lenders of the ZAR Revolving Facility Loan in accordance with Clause 4.4 (Lenders’ Participation) as of 11 a.m. Johannesburg time on the date which is three (3) Business Days prior to the proposed Utilisation Date EMEA 161875036 22 Schedule 4 Reference Rate Terms Currency: ZAR. Cost of funds as a fallback Cost of funds will apply as a fallback. Definitions Additional Business Day: A RFR Banking Day. Break Costs: None specified. Business Day Conventions (definition of “Month” and Clause 8.2 (Non-Business Days)): (a) If any period is expressed to accrue by reference to a Month or any number of Months then, in respect of the last Month of that period: (i) subject to paragraph (iii) below, if the numerically corresponding day is not a Business Day, that period shall end on the next Business Day in that calendar month in which that period is to end if there is one, or if there is not, on the immediately preceding Business Day; (ii) if there is no numerically corresponding day in the calendar month in which that period is to end, that period shall end on the last Business Day in that calendar month; and (iii) if an Interest Period begins on the last Business Day of a calendar month, that Interest Period shall end on the last Business Day in the calendar month in which that Interest Period is to end. (b) If an Interest Period would otherwise end on a day which is not a Business Day, that Interest Period will instead end on the next Business Day in that calendar month (if there is one) or the preceding Business Day (if there is not). Central Bank Rate: The repurchase rate of the South African Reserve Bank as published by the South African Reserve Bank from time to time. Central Bank Rate Adjustment: The “Central Bank Rate Adjustment” in relation to the Central Bank Rate for any RFR Banking Day is the 20 per cent. trimmed arithmetic mean (calculated by the Agent, or by any other ZAR Revolving Facility Lender which agrees to do so in place of the Agent) of the Central Bank Rate Spreads for the five (5) most immediately preceding RFR Banking Days (each EMEA 161875036 23 a “Reference Day”) for which the RFR and the Central Bank Rate are available, where: “Central Bank Rate Spread” means, in relation to a Reference Day, the difference (expressed as a percentage rate per annum) calculated by the Agent (or by any other ZAR Revolving Facility Lender which agrees to do so in place of the Agent) between: (a) the RFR for that Reference Day; and (b) the Central Bank Rate for that Reference Day. Daily Rate: The “Daily Rate” for any RFR Banking Day is: (a) the RFR for that RFR Banking Day; (b) if the RFR for that RFR Banking Day is not available, the Historic RFR for that RFR Banking Day; or (c) if paragraph (b) above applies but the Historic RFR for that RFR Banking Day is not available, the percentage rate per annum which is the aggregate of: (i) the Central Bank Rate for that RFR Banking Day; and (ii) the applicable Central Bank Rate Adjustment; or (d) if paragraph (c) above applies but the Central Bank Rate for that RFR Banking Day is not available, the percentage rate per annum which is the aggregate of: (i) the most recent Central Bank Rate for a day which is no more than five (5) RFR Banking Days before that RFR Banking Day; and (ii) the applicable Central Bank Rate Adjustment, rounded, in either case, to three decimal places and if, in either case, that rate is less than zero, the Daily Rate shall be deemed to be zero. Lookback Period: Five (5) RFR Banking Days. Market Disruption Rate: The Cumulative Compounded RFR Rate for the Interest Period of the relevant ZAR Revolving Facility Loan. Relevant Market: The ZAR overnight wholesale funding market. Reporting Day: The day which is the Lookback Period prior to the last day of the Interest Period or, if that day is not a Business Day, the immediately following Business Day. RFR: The South African Rand overnight index average (ZARONIA) administered by the South African Reserve Bank (or any other person which takes over the administration of that rate)

EMEA 161875036 24 published by the South African Reserve Bank (or any other person which takes over the publication of that rate). RFR Banking Day: A day (other than a Saturday, a Sunday or official public holiday) on which banks are open for general business in Johannesburg. Interest Periods Length of Interest Period in absence of selection (paragraph (a) of Clause 8.1 (Selection of Interest Periods)): Three (3) Months. Periods capable of selection as Interest Periods (paragraph (a) of Clause 8.1 (Selection of Interest Periods)): one (1), three (3) or six (6) Months. Reporting Times Deadline for ZAR Revolving Facility Lenders to report market disruption in accordance with Clause 9.2 (Market Disruption) Close of business in Johannesburg on the Reporting Day for the relevant ZAR Revolving Facility Loan. Deadline for ZAR Revolving Facility Lenders to report their cost of funds in accordance with Clause 9.3 (Cost of Funds) Close of business on the date falling three (3) Business Days after the Reporting Day for the relevant ZAR Revolving Facility Loan (or, if earlier, on the date falling five (5) Business Days before the date on which interest is due to be paid in respect of the Interest Period for that ZAR Revolving Facility Loan). EMEA 161875036 25 Schedule 5 Daily Non-Cumulative Compounded RFR Rate The “Daily Non-Cumulative Compounded RFR Rate” for any RFR Banking Day “i” during an Interest Period for a ZAR Revolving Facility Loan is the percentage rate per annum (without rounding, to the extent reasonably practicable for the Agent or the ZAR Revolving Facility Lender performing the calculation, taking into account the capabilities of any software used for that purpose) calculated as set out below: (𝑈𝐶𝐶𝐷𝑅𝑖 − 𝑈𝐶𝐶𝐷𝑅𝑖−1) × 365 𝑛𝑖 where: “UCCDRi” means the Unannualised Cumulative Compounded Daily Rate for that RFR Banking Day “i”; “UCCDRi-1” means, in relation to that RFR Banking Day “i”, the Unannualised Cumulative Compounded Daily Rate for the immediately preceding RFR Banking Day (if any) during that Interest Period; “ni” means the number of calendar days from, and including, that RFR Banking Day “i” up to, but excluding, the following RFR Banking Day; and the “Unannualised Cumulative Compounded Daily Rate” for any RFR Banking Day (the “Cumulated RFR Banking Day”) during that Interest Period is the result of the below calculation (without rounding, to the extent reasonably practicable for the Agent or the ZAR Revolving Facility Lender performing the calculation, taking into account the capabilities of any software used for that purpose). 𝐴𝐶𝐶𝐷𝑅 × 𝑡𝑛𝑖 365 where: “ACCDR” means the Annualised Cumulative Compounded Daily Rate for that Cumulated RFR Banking Day; “tni” means the number of calendar days from, and including, the first day of the Cumulation Period to, but excluding, the RFR Banking Day which immediately follows the last day of the Cumulation Period; “Cumulation Period” means the period from, and including, the first RFR Banking Day of that Interest Period to, and including, that Cumulated RFR Banking Day; and the “Annualised Cumulative Compounded Daily Rate” for that Cumulated RFR Banking Day is the percentage rate per annum (rounded to four decimal places) calculated as set out below: [∏ (1 + 𝐷𝑎𝑖𝑙𝑦𝑅𝑎𝑡𝑒i−LP × ni 365 ) d0 i̇=1 − 1] × 365 tni where: “d0” means the number of RFR Banking Days in the Cumulation Period; “Cumulation Period” has the meaning given to that term above; EMEA 161875036 26 “i” means a series of whole numbers from one to d0, each representing the relevant RFR Banking Day in chronological order in the Cumulation Period; “DailyRatei-LP” means, for any RFR Banking Day “i” in the Cumulation Period, the Daily Rate for the RFR Banking Day which is the Lookback Period prior to that RFR Banking Day “i”; “ni” means, for any RFR Banking Day “i” in the Cumulation Period, the number of calendar days from, and including, that RFR Banking Day “i” up to, but excluding, the following RFR Banking Day; and “tni” has the meaning given to that term above. EMEA 161875036 27 Schedule 6 Cumulative Compounded RFR Rate The “Cumulative Compounded RFR Rate” for any Interest Period for a ZAR Revolving Facility Loan is the percentage rate per annum (rounded to four decimal places) calculated as set out below: [∏ (1 + 𝐷𝑎𝑖𝑙𝑦𝑅𝑎𝑡𝑒i−LP × ni 365 ) d0 i̇=1 − 1] × 365 d where: “d0” means the number of RFR Banking Days during the Interest Period; “i” means a series of whole numbers from one to d0, each representing the relevant RFR Banking Day in chronological order during the Interest Period; “DailyRatei-LP” means for any RFR Banking Day “i” during the Interest Period, the Daily Rate for the RFR Banking Day which is the Lookback Period prior to that RFR Banking Day “i”; “ni” means, for any RFR Banking Day “i”, the number of calendar days from, and including, that RFR Banking Day “i” up to, but excluding, the following RFR Banking Day; and “d” means the number of calendar days during that Interest Period.

EMEA 161875036 28 Schedule 7 Form of Extension Documents Part 1 Form of Extension Request To: [●] as Agent From: [Parent] Dated: [●] Dear Sirs, Harmony Gold Mining Company Limited – ZAR 4,000,000,000 Revolving Facility Agreement dated [●] 2026 (the “Agreement”) 1. We refer to Clause 5.2 (Extension Option) of the Agreement. This is an Extension Request. Terms defined in the Agreement have the same meaning in this notice unless given a different meaning in this notice. 2. Pursuant to Clause 5.2 (Extension Option) of the Agreement, we request that the [Initial Repayment Date]/[First Extended Repayment Date] be extended for a further period of 1 (one) year. 3. We confirm that no Default is continuing and the Repeating Representations are true in all material respects. 4. This Extension Request is irrevocable. 5. This notice and any non-contractual obligations arising out of or in connection with it are governed by English law. Yours faithfully [●] [Parent] By: ___________________________________ Name: Title: [●] [Parent] By: ___________________________________ Name: Title: EMEA 161875036 29 Part 2 Form of Extension Acceptance Notice To: [●] as Agent And to: [Parent] Dated: [●] Dear Sirs, Harmony Gold Mining Company Limited – ZAR 4,000,000,000 Revolving Facility Agreement dated [●] 2026 (the “Agreement”) 1. We refer to Clause 5.2(c) (Extension Option) of the Agreement. This is an Extension Acceptance Notice. Terms defined in the Agreement have the same meaning in this notice unless given a different meaning in this notice. 2. We hereby [accept]/[reject] the extension offered to the Extending Lenders pursuant to Clause 5.2 (Extension Option) of the Agreement in relation to our [ZAR Revolving Facility Commitment]/[Initial Pro Rata Participation]/[Additional Pro Rata Participation]. 3. [We hereby confirm that in addition to our ZAR Revolving Facility Commitment and Initial Pro Rata Participation, we would be willing to assume up to ZAR [●] Non-Extending Lender’s Available Commitments and the outstanding principal amount of such Non-Extending Lender’s participation in the outstanding ZAR Revolving Facility Loans.] 4. This notice and any non-contractual obligations arising out of or in connection with it are governed by English law. Yours faithfully, [●] Original ZAR Revolving Facility Lender By: ___________________________________ Name: Title: [●] Original ZAR Revolving Facility Lender By: ___________________________________ Name: Title: [Project Doppio – ZAR Revolving Facility Agreement – Signature Page] Signatures The Parent For and on behalf of Harmony Gold Mining Company Limited By: ___________________________________ Name: Title: By: ___________________________________ Name: Title: Boipelo Pride Lekubo Financial Director Beyers Bosman Nel Chief Executive Officer Signed by:Boipelo Pride Lekubo Signed at:2026-06-18 18:54:18 +02:00 Reason:Witnessing Boipelo Pride Lekubo

[Project Doppio ZAR Revolving Facility Agreement Signature Page] For and on behalf of Bank of China Limited, Johannesburg Branch By: ___________________________________ Name: Title: By: ___________________________________ Name: Title: Arne Dittrich CRO Qiqi Du Senior Executive Vice President       [Project Doppio – ZAR Revolving Facility Agreement – Signature Page]      For and on behalf of  Absa Bank Limited (acting through its  Corporate and Investment Banking Division)  By: ___________________________________   Name:   Title:                                                                               Mpho Mofokeng (05/06/2026 13:15:47 GMT+2) Mpho Mofokeng Mpho Mofokeng Shirley Webber By: __Shirley Webber (05/06/2026 13:22:59 GMT+2)_________________________________   Name:   Shirley Webber Title:  Authorised Signatory Authorised Signatory [Project Doppio – ZAR Revolving Facility Agreement – Signature Page] For and on behalf of FirstRand Bank Limited (acting through its Rand Merchant Bank Division) By: ___________________________________ Name: Title: Signed by:Werner Joubert Signed at:2026-06-05 09:37:25 +02:00 Reason:I approve this document Signed by:Derick Deale Signed at:2026-06-05 09:56:26 +02:00 Reason:I approve this document By: ___________________________________ Name: Title: Authorised Signatory [Project Doppio – ZAR Revolving Facility Agreement – Signature Page] For and on behalf of Investec Bank Limited, acting through its Corporate and Investment Banking division By: ___________________________________ Name: Title: By: ___________________________________ Name: Title: Docusign Envelope ID: 886532B7-2CD5-8A59-8085-2A031F6411C7 Authorised Signatory Kerry Caldwell Sean Rule Authorised Signatory

[Project Doppio ZAR Revolving Facility Agreement Signature Page] For and on behalf of Standard Chartered Bank Johannesburg Branch By: ___________________________________ Name: Title: By: ___________________________________ Name: Title: Niel de Bruin Authorised Signatory Megan Smith Authorised signatory [Project Doppio – ZAR Revolving Facility Agreement – Signature Page] The Agent For and on behalf of Nedbank Limited, acting through its Nedbank Corporate and Investment Banking division By: ___________________________________ Name: Sonja Hensen Title: Authorised Signatory By: ___________________________________ Name: Jeanita Gouveia Title: Authorised Signatory

[Project Doppio – ZAR Revolving Facility Agreement – Signature Page] The Sustainability Agent For and on behalf of Nedbank Limited, acting through its Nedbank Corporate and Investment Banking division By: ___________________________________ Name: Sonja Hensen Title: Authorised Signatory By: ___________________________________ Name: Jeanita Gouveia Title: Authorised Signatory